Exhibit 10

U.S. Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20459
U.S.A.

Ladies and Gentlemen,

This is to confirm that our statutory auditors, Barbier Frinault & Cie., Member of Andersen Worldwide, have provided us with a letter dated May 23, 2002 with respect to their audit of the consolidated financial statements of Vivendi Environnement and subsidiaries as of December 31, 2001 and for the year then ended, and their report thereon dated April 10, 2002 (except for the matters discussed in Note 26 as to which the date is May 23, 2002), in which they represent that this audit was subject to the quality control system of Barbier Frinault & Cie. for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Barbier Frinault & Cie. personnel working on the audit, availability of U.S. national office consultation, and availability of personnel at foreign affiliates of Barbier Frinault & Cie. to conduct the relevant portions of the audit.

Yours sincerely,

Vivendi Environnement

By: /s/ Jerôme Contamine

Name: Jerôme Contamine
            Executive Vice President, Finance

SIÈGE SOCIAL 30, avenue Kléber 75016 Paris / France	ADRESSE PROVISOIRE 52, rue d’Anjou 75384 Paris Cedex 08 / France	SOCIÉTÉ ANONYME À DIRECTOIRE ET CONSEIL DE SURVEILLANCE au capital de 4 673 361 892, 50€ RCS PARIS 403 210 032

12